                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - MARCH 9, 2004
                                                           --------------


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-10458                 36-3154608
---------------------------     ------------------------       -------------
State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                                      11747
------------------------                                                -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (631) 844-1004
                                                    --------------


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ITEM 9. REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the Sandler O'Neill & Partners West Coast Financial Services Conference in San Diego, Wednesday, MARCH 10 at 2:15 P.M. (PT).

      Sandler O'Neill has established a Webcast and an Audio Conference dial in number for interested parties to view and/or listen to the presentation. The Live and Archived Webcast can be accessed via North Fork's website at www.northforkbank.com click on SANDLER O'NEILL CONFERENCE WEBCAST - 3/10/04. The Audio Conference dial in number to listen to the presentation live is 706-645-9215 reference Sandler O'Neill Conference.


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
                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004






NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy

-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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